Exhibit 32.1
Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Anthony Hsieh, Chief Executive Officer of loanDepot, Inc. (the “Company”), hereby certify, that, to my knowledge:
1.the Quarterly Report on Form 10-Q for the period ended September 30, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 9, 2026

/s/ Anthony Hsieh
Anthony Hsieh
Chief Executive Officer
(Principal Executive Officer)